UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of earliest event reported: June 11, 2013

NovaBay Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33678	68-0454536
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5980 Horton Street, Suite 550, Emeryville, CA 94608

(Address of Principal Executive Offices) (Zip Code)

(510) 899-8800

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.     Submission of Matters to a Vote of Security Holders

NovaBay Pharmaceuticals, Inc. held its Annual Meeting of Stockholders on June 11, 2013. The following is a brief description of each matter voted upon at the Annual Meeting, as well as the final tally of the number of votes cast for or against each matter and the number of abstentions and broker non-votes with respect to each matter.

1.          NovaBay’s stockholders elected each of the three Class III directors proposed by NovaBay for re-election, to serve until NovaBay’s 2016 Annual Meeting of Stockholders or until his/her respective successor has been elected and qualified. The tabulation of votes on this matter was as follows:

Nominee	Shares Voted For	Shares Withheld
Paul Freiman	15,344,014	295,006
Gail Maderis	15,336,887	302,133
Ramin (Ron) Najafi	15,361,680	277,340

   There were 13,711,389 broker non-votes for this proposal.

2.          NovaBay’s stockholders approved, on an advisory basis, the compensation of NovaBay’s executive officers, as disclosed in the proxy statement. The tabulation of votes on this matter was as follows:

Shares voted for:	14,716,407
Shares voted against:	672,461
Shares abstaining:	250,152

There were 13,711,389 broker non-votes for this proposal.

3.          NovaBay’s stockholders approved, on an advisory basis, three years as the frequency of stockholder advisory votes on the compensation of NovaBay’s executive officers. The tabulation of votes on this matter was as follows:

Shares voted for one year frequency:	2,171,828
Shares voted for two year frequency:	682,292
Shares voted for three year frequency:	12,203,686
Shares abstaining:	581,214

There were 13,711,389 broker non-votes for this proposal.

4.          NovaBay’s stockholders ratified the selection of OUM & Co. LLP as the independent registered public accounting firm of NovaBay for its fiscal year ending December 31, 2013. The tabulation of votes on this matter was as follows:

Shares voted for:	29,187,311
Shares voted against:	131,980
Shares abstaining:	31,118
Broker non-votes:	0

NovaBay has determined, in light of and consistent with the advisory vote of the NovaBay stockholders as to the preferred frequency of stockholder advisory votes on the compensation of NovaBay’s named executive officers, to include a stockholder advisory vote on the compensation of NovaBay’s named executive officers in its annual meeting proxy materials once every three years until the next advisory vote on the frequency of stockholder votes on the compensation of NovaBay’s named executive officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NovaBay Pharmaceuticals, Inc.
(Registrant)

By:	/s/ Thomas J. Paulson
Thomas J. Paulson
Chief Financial Officer, Secretary and Treasurer

Dated: June 13, 2013